Federated Hermes Money Market Obligations Trust
Federated Hermes Georgia Municipal Cash Trust
(TICKER GAMXX)
Federated Hermes Massachusetts Municipal Cash Trust
WEALTH SHARES (TICKER MAWXX)
SERVICE SHARES (TICKER MMCXX)
CASH SERIES SHARES (TICKER FMCXX)
Federated Hermes Pennsylvania Municipal Cash Trust
WEALTH SHARES (TICKER PAMXX)
SERVICE SHARES (TICKER FPAXX)
CASH SERIES SHARES (TICKER PACXX)
Federated Hermes Virginia Municipal Cash Trust
SERVICE SHARES (TICKER VACXX)
CASH SERIES SHARES (TICKER VCSXX)

SUPPLEMENT TO SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED FEBRUARY 29, 2020
On August 14, 2020, the Board of Trustees (the “Board”) of Federated Hermes Money Market Obligations Trust approved a Plan of Liquidation for the above-named funds (the “Funds”) pursuant to which the Funds will be liquidated on or about the close of business on February 19, 2021 (the “Liquidation” or the “Liquidation Date”). In approving the Liquidation, the Board determined that the liquidations of the Funds are in the best interests of each of the Funds and their respective shareholders.
Accordingly, on August 28, 2020, Federated Investment Management Company (the “Adviser”) will begin positioning the portfolios of the Funds for liquidation, which may cause the Funds to deviate from their stated investment objectives and strategies. It is anticipated that each Fund’s portfolio will be positioned into cash on or some time prior to the Liquidation Date. Effective as of the start of business on November 2, 2020, the Funds will be closed to new investors and new accounts. Effective as of the start of business on February 5, 2021, the Funds will be closed to new investments by existing shareholders including exchanges but excluding sweep investments and reinvestment of dividends and capital gains (if any). Only redemptions and sweep investments will be permitted after the close of business on February 4, 2021.
Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemption shall follow the procedures set forth in each Fund’s Plan of Liquidation. Any net capital gains will be distributed to shareholders, if necessary, prior to the Liquidation. Final dividends will be included with the liquidation proceeds.

At any time prior to the Liquidation Date, the shareholders of the Funds may redeem their shares of the Funds pursuant to the procedures set forth in each Fund’s prospectus. Shareholders of each Fund may exchange their Shares of the Fund for shares of any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge if the shareholder meets the eligibility criteria and investment minimum for the Federated Hermes fund for which the shareholder is exchanging, except shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Prime Value Obligations Fund, and no-load Class A Shares and Class R Shares of any Federated Hermes fund.
If you are a taxable shareholder, the Liquidation of the Funds will be a recognition event. In addition, any income or capital gains distributed to shareholders prior to the Liquidation Date or as part of the liquidation proceeds may also be subject to taxation. All investors should consult with their tax advisor regarding the tax consequences of this Liquidation.
August 27, 2020
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455146 (8/20)
© 2020 Federated Hermes, Inc.